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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): May 21, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                        000-21642                 35-1617970
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
   of incorporation)                                      Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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


ITEM 5. OTHER EVENTS

Attached  hereto,  and  incorporated  herein by  reference in its  entirety,  as
Exhibit 99.1 is a copy of a press release announcing that ATA Holdings Corp. Chairman and CEO adopts Rule 10b5-1 trading plan.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated May 21, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ATA Holdings Corp.

Date: May 21, 2004                         By: /s/ David M. Wing

                                           Name: David M. Wing
                                           Title: Executive Vice President & CFO

                                  EXHIBIT INDEX

Exhibit No.   Description of the Exhibit

99.1          Press Release dated May 21, 2004



                                                                      [ATA LOGO]
NEWS RELEASE

                       Investor Relations Contact: Roxanne Butler (317) 282-2659
                                                  investor.relations@iflyata.com
                                     Media Contact: Angela Thomas (317) 282-7518
                                                     media.inquiries@iflyata.com

       ATA Holdings Corp. Chairman and CEO Adopts Rule 10b5-1 Trading Plan


INDIANAPOLIS, May 21, 2004--ATA Holdings Corp., parent company of ATA Airlines, Inc. (NASDAQ: ATAH), today announced that George Mikelsons, Chairman and CEO, has established a stock trading plan in accordance with the Securities and Exchange Commission's (SEC) Rule 10b5-1 and the Company's insider trading policy.

SEC Rule 10b5-1 permits officers, directors and other parties deemed to be insiders to adopt pre-arranged, written plans to buy or sell Company stock with predetermined volume and price parameters. Sales under the plan will occur in a systematic manner with the goal of minimizing market impact by spreading such sales over a more extended period of time than would be available using the Company's allowable trading windows for insiders. Sales under the plan are limited by SEC Rule 144 volume restrictions.

Mikelsons adopted the plan on May 19, 2004. The plan will allow Mikelsons to sell up to 200,000 shares over a period ending on December 31, 2004 (unless terminated earlier), provided that specified trading prices are achieved. This represents less than three percent of Mikelsons' current ATAH holdings.

Now celebrating its 31st year of operation, ATA is the nation's 10th largest passenger carrier (based on revenue passenger miles) and one of the nation's largest low-fare carriers. ATA has the youngest, most fuel-efficient fleet among the major carriers, featuring new Boeing 737-800 and 757-300 aircraft. The airline operates significant scheduled service from Chicago-Midway, Hawaii, Indianapolis, New York and San Francisco to over 40 business and vacation destinations. Stock of the Company's parent company, ATA Holdings Corp., is traded on the Nasdaq Stock Exchange under the symbol "ATAH." For more information about the Company, visit the web site at www.ata.com.

Caution Concerning Forward-Looking Statements: This communication contains certain "forward-looking statements." These statements are based on ATA Holdings Corp.'s management's current expectations and are naturally subject to uncertainty and changes in circumstances. Except to the extent required under the federal securities laws, ATA Holdings Corp. is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

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